SEMI
ANNUAL
REPORT


FRANKLIN GOLD FUND





SHAREHOLDER LETTER

CONTENTS


Shareholder Letter ..................................                 1

Performance Summary

 Class I ............................................                 4

 Class II ...........................................                 6

 Advisor Class ......................................                 8

Financial Highlights &

Statement of Investments ............................                10

Financial Statements ................................                16

Notes to

Financial Statements ................................                19

Your Fund's Objective: The Franklin Gold Fund seeks capital appreciation with current income, by investing primarily in securities of companies engaged in mining, processing or dealing in gold or other precious metals.


Dear Shareholder:

This report of the Franklin Gold Fund covers the six-month period ended January 31, 1998.

During the reporting period, commodity prices in general fell appreciably, with the Goldman Sachs Commodity Index (GSCI) dropping from 3,369.67 on July 31, 1997, to 3,009.86 on January 30, 1998.1 The GSCI is comprised of the world's major commodities, including oil, and precious and base metals. Due to short-selling, relatively low inflation, increased lending of gold reserves (notably by Germany), and sales of gold by central banks such as those of Australia and Argentina, gold bullion prices were particularly hard hit, and the Financial Times Gold Mines Index fell 20.95%.2 Although demand for gold increased during the six months under review (especially in the electronics and price-sensitive jewelry sectors), this was partially offset in the fourth quarter of 1997 by sharp declines in Southeast Asian demand due to the Asian currency crises. It is interesting to note that during these crises, gold performed as expected, maintaining both liquidity and value relative to local Asian currencies. On the supply side, the situation was complicated as overall global production increased slightly despite production cutbacks and closures at higher-cost mines. Within this environment, Franklin Gold Fund - Class I produced a -21.62% cumulative total return for the six-month period ended January 31, 1998, as discussed in the Performance Summary on page 4.



GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT



The fund's disappointing performance resulted primarily from the fall in gold bullion prices. With our focus on gold mining companies as long-term growth vehicles, we continued to invest in quality mining companies with attractive reserve and production growth profiles. This conservative strategy is clearly demonstrated by three of the fund's top holdings: Newmont Mining Corp., Barrick Gold Corp., and Placer Dome, Inc. These companies are large capitalization, low-cost producers with established production histories and solid management. Reflecting the importance we assign to diversification, other top holdings at the end of the reporting period included poly-metallic producer Rio Tinto, Plc.; diversified holding companies Franco-Nevada Mining Corp., Ltd. and Euro-Nevada Mining Corp.; diamond producer De Beers Centenary, AG; and Anglo American Platinum Corp. of South Africa, Ltd.

Looking forward, we believe that the formation of the European Central Bank, Southeast Asian economic recovery, a weakening U.S. dollar, and a return to gold as a safe haven during times of political and economic uncertainty could spark renewed interest in gold.

Since we continue to view physical demand growth and long-term supply stability as possibilities, we are optimistic that gold may appreciate in value. However, the greater the downward pressure on gold bullion prices, the greater the emphasis will be on companies to achieve profitability through downsizing, mergers, increased cost control, and reduced production. We therefore believe that the longer gold prices remain depressed, the healthier the industry will be in the long run.

In our opinion, the fund continues to have a useful place in a diversified investment portfolio as potential protection against economic uncertainty and inflation. As discussed in the prospectus, however, it is subject to special risks, including those related to fluctuations in the price of gold and other precious metals, and the currency fluctuation and political uncertainty associated with foreign investing and developing markets.

This discussion reflects our views and opinions as of January 31, 1998, the end of the reporting period. Market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We appreciate your participation in the Franklin Gold Fund and welcome any comments or suggestions you may have.

Sincerely,

R. Martin Wiskemann
Suzanne Willoughby Killea
Portfolio Managers
Franklin Gold Fund


1. Source: Bloomberg. Measured in U.S. dollars and includes reinvested dividends.

2. Source: Bloomberg. Measured in U.S. dollars. Represents change in price only.

Indices are unmanaged. One cannot invest directly in an index.

You may find a complete listing of the fund's portfolio holdings, including the number of shares and dollar values, beginning on page 13 of this report.

Top 10 Holdings
1/31/98



Company,                                                 % of Total
COUNTRY                                                  Net Assets
Barrick Gold Corp.,
CANADA                                                      9.92%
NEWMONT MINING CORP.,
U.S.                                                        9.40%
DE BEERS CENTENARY, AG,
SOUTH AFRICA                                                4.84%
PLACER DOME, INC.,
CANADA                                                      4.82%
ANGLO AMERICAN PLATINUM CORP.,
SOUTH AFRICA                                                4.58%
FRANCO-NEVADA MINING CORP., LTD., CANADA                    4.24%
EURO-NEVADA MINING CORP.,
CANADA                                                      3.88%
NEWMONT GOLD CO.,
U.S.                                                        2.96%
ASHANTI GOLDFIELDS CO., LTD.,
SOUTH AFRICA                                                2.66%
RIO TINTO, PLC.,
UNITED KINGDOM                                              2.66%
PERFORMANCE SUMMARY

CLASS I

Franklin Gold Fund - Class I produced a -21.62% cumulative total return for the six-month period ended January 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include the initial sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner.

The fund's share price, as measured by net asset value, decreased $2.52, from $11.44 on July 31, 1997, to $8.92 on January 31, 1998. During the reporting period, shareholders received per-share distributions of 4.3 cents ($0.043) in income dividends. Distributions will vary depending on income earned by the fund, as well as any profits realized from the sale of securities in the portfolio.



Class I
Periods ended 1/31/98

                                                              Since
                                                             Inception
                              1-Year   5-Year    10-Year     (5/19/69)

Cumulative Total Return1      -28.97%  11.57%    13.81%        164.42%
Average Annual Total Return2  -32.18%   1.28%     0.83%          3.28%
Value of $10,000 Investment3  $6,782  $10,656   $10,865       $25,251

                            1/31/94  1/31/95   1/31/96    1/31/97     1/31/98

One-Year Total Return4      69.94%   -17.50%   34.53%     -16.72%     -28.97%



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.5% initial sales charge. See Note below.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.
4. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include the sales charge.
Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge, with dividends reinvested at the offering price; thus actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.
All calculations assume reinvestment of dividends and capital gains at net asset value. Past expense reductions by the fund's manager increased the fund's total returns. Investment return and principal value will fluctuate with market conditions, currency volatility, and the social, economic and political climates of countries where investments are made. You may have a gain or loss when you sell your shares.


CLASS II

Franklin Gold Fund - Class II produced a -21.90% cumulative total return for the six-month period ended January 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include sales charges.

The fund's share price, as measured by net asset value, decreased $2.49, from $11.37 on July 31, 1997, to $8.88 on January 31, 1998. During the reporting period, shareholders did not receive distributions. Distributions will vary depending on income earned by the fund, as well as any profits realized from the sale of securities in the portfolio.

Class II

Periods ended 1/31/98

                                                         Since
                                                       Inception
                                              1-Year   (5/1/95)
Cumulative Total Return1                      -29.58%   -33.80%
Average Annual Total Return2                  -31.00%   -14.22%
Value of $10,000 Investment3                  $6,900    $6,554

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of investment.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.
All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility, and the social, economic and political climates of countries where investments are made. You may have a gain or loss when you sell your shares.

ADVISOR CLASS

Franklin Gold Fund - Advisor Class produced a -21.43% cumulative total return for the six-month period ended January 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any.

The fund's share price, as measured by net asset value, decreased $2.51, from $11.43 on July 31, 1997, to $8.92 on January 31, 1998. During the reporting period, shareholders received per-share distributions of 5.56 cents ($0.0556) in income dividends. Distributions will vary depending on income earned by the fund, as well as any profits realized from the sale of securities in the portfolio.

Advisor Class

Periods ended 1/31/98
                                                                       Since
                                                                     Inception
                                                                    of the Fund
                                    1-Year*     5-Year*    10-Year* (5/19/69)*

Cumulative Total Return1           -28.76%     11.99%     14.23%      165.41%
Average Annual Total Return1       -28.76%      2.29%      1.34%       3.46%
Value of $10,000 Investment2       $7,124      $11,199    $11,423     $26,541

                           1/31/94 1/31/95     1/31/96    1/31/97      1/31/98

One-Year Total Return3,*   69.94%  -17.50%     34.53%     -16.66%      -28.76%


*On January 2, 1997, the fund began offering Advisor Class shares to certain eligible investors as described in its prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, including 12b-1 fees; and
(b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was -31.04%.
1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.
2. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated.
3. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates.
All calculations assume reinvestment of dividends and capital gains. Investment return and principal value will fluctuate with market conditions, currency volatility, and the social, economic and political climates of countries where investments are made. You may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.

FRANKLIN GOLD FUND
Financial Highlights



                                                                                  Class I
                                        ---------------------------------------------------------------------
                                             SIX MONTHS ENDED
January 31, 1998                            YEAR ENDED JULY 31,----------------------------------------------
                                                (UNAUDITED)  1997     1996      1995      1994       1993
                                        ---------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ....         $11.44   $14.65    $15.07    $14.88    $15.63    $11.50
                                         -------------------------------------------------------------------
Income from investment operations:
 Net investment income ..................            .03      .07       .21       .18       .19       .21
 Net realized and unrealized gains (losses)        (2.51)   (2.37)      .01       .27      (.75)     4.15
                                         -------------------------------------------------------------------
Total from investment operations ........          (2.48)   (2.30)      .22       .45      (.56)     4.36
                                         -------------------------------------------------------------------
Less distributions from:
 Net investment income ..................           (.04)    (.09)     (.13)     (.20)     (.19)     (.23)
 In excess of net investment income .....          --          --        --      (.06)       --        --
 Net realized gains .....................          --        (.82)     (.51)       --        --        --
                                         -------------------------------------------------------------------
Total distributions .....................           (.04)    (.91)     (.64)     (.26)     (.19)     (.23)
                                         -------------------------------------------------------------------
Net asset value, end of period ..........          $8.92   $11.44    $14.65    $15.07    $14.88    $15.63
                                         ===================================================================
Total return* ...........................         (21.62)% (16.45)%    1.65%     3.14%    (3.52)%   38.56%
Ratios/supplemental data
Net assets, end of period (000's) .......    $228,346    $291,544  $364,032  $391,966  $418,698  $394,704
Ratios to average net assets:
 Expenses ...............................           1.18%**  1.05%      .95%      .95%      .81%      .62%
 Expenses excluding waiver
 and payments by affiliate ..............           1.18%**  1.05%      .95%      .95%      .81%      .75%
 Net investment income ..................            .64%**   .55%      .99%     1.20%     1.30%     1.89%
Portfolio turnover rate .................           2.72%   16.05%    28.74%     6.36%     1.46%     1.62%
Average commission rate paid*** .........           $.0113   $.0156    $.0308     --        --        --

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
***Relates to purchases and sales of equity securities. Prior to fiscal year 1996 disclosure of average commission rate was not required.
+Includes distributions in excess of net investment income in the amount of $.004.



                                                                           CLASS II
                                                             ----------------------------------------------
                                                              SIX MONTHS ENDED
                                                              JANUARY 31, 1998      YEAR ENDED JULY 31,
                                                                                ---------------------------
                                                                 (UNAUDITED)    1997      1996    1995+****
                                                             ----------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................      $11.37     $14.61    $15.05   $15.02
                                                             ----------------------------------------------
Income from investment operations:
 Net investment income (loss) ...............................        (.01)      (.02)      .12      .12
 Net realized and unrealized gains (losses) .................       (2.48)     (2.38)     (.02)     .09
                                                             ----------------------------------------------
Total from investment operations ............................       (2.49)     (2.40)      .10      .21
                                                             ----------------------------------------------
Less distributions from:
 Net investment income ......................................           --      (.02)     (.03)    (.12)
 In excess of net investment income .........................           --         --        --    (.06)
 Net realized gains .........................................           --      (.82)     (.51)      --
Total distributions .........................................           --      (.84)     (.54)    (.18)
                                                             ----------------------------------------------
Net asset value, end of period ..............................       $8.88     $11.37    $14.61   $15.05
                                                             ----------------------------------------------
Total return* ...............................................      (21.90)%   (17.18)%     .81%    1.45%
                                                             ==============================================
Ratios/supplemental data
Net assets, end of period (000's) ...........................      $18,645    $20,783   $12,977   $3,104
Ratios to average net assets:
 Expenses ...................................................        1.98%**    1.83%     1.74%    1.73%**
Net investment income (loss) ................................        (.16)%**   (.16)%     .16%     .33%**
Portfolio turnover rate .....................................        2.72%     16.05%    28.74%    6.36%
Average commission rate paid*** .............................        $.0113     $.0156    $.0308       --


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.

**Annualized

***Relates to purchases and sales of equity securities. Prior to fiscal year end 1996 disclosure of average commission rate was not required.

****For the period May 1, 1995 (effective date) to July 31, 1995.

+Per share amounts have been calculated using the daily average shares outstanding during the period.



                                                                                           ADVISOR CLASS
                                                                                 --------------------------
                                                                                   SIX MONTHS ENDED
                                                                                   JANUARY 31, 1998
                                                                                     (UNAUDITED)     1997****
                                                                                 --------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period.............................................        $11.43   $13.12
                                                                                 --------------------------
Income from investment operations:
 Net investment income ..........................................................           .04      .07
 Net realized and unrealized losses .............................................         (2.49)   (1.67)
                                                                                 --------------------------
Total from investment operations ................................................         (2.45)   (1.60)
                                                                                 --------------------------
Less distributions from:
 Net Investment income ..........................................................          (.02)    (.09)
 In excess of net investment income .............................................          (.04)     --
                                                                                 --------------------------
Net asset value, end of period ..................................................         $8.92   $11.43
                                                                                 ==========================
Total return* ...................................................................        (21.43)% (12.24)%
Ratios/supplemental data
Net assets, end of period (000's) ...............................................        $3,544   $3,211
Ratios to average net assets:
 Expenses** .....................................................................           .98%     .83%
 Net investment income** ........................................................           .76%     .80%
Portfolio turnover rate .........................................................          2.72%   16.05%
Average commission rate paid*** .................................................          $.0113   $.0156


*Total return is not annualized.
**Annualized
***Relates to purchases and sales of equity securities.
****For the period January 2, 1997 (effective date) to July 31, 1997. +Ratios have been calculated using the daily average net assets during the period.

See notes to financial statements.

FRANKLIN GOLD FUND
Statement of Investments, January 31, 1998 (unaudited)



                                                                                                                  SHARES/
                                                                                COUNTRY            WARRANTS        VALUE
    Long-Term Investments 86.9%
    Common Stocks and Warrants 85.9%
    Gold & Diversified Resources 8.6%

    Freeport-McMoRan Copper & Gold, Inc., Class A .............            United States           308,011     $ 4,543,162
    Freeport-McMoRan Copper & Gold, Inc., Class B .............            United States           131,000       1,924,063
    Orogen Minerals, Ltd. .....................................                Australia           720,000       1,613,819
    Orogen Minerals, Ltd., ADR, 144A ..........................                Australia            54,000       1,210,361
    Rio Tinto, Plc. ...........................................           United Kingdom           522,401       6,663,627
    Teck Corp., Class B  ......................................                   Canada           382,100       5,512,004
                                                                                                            --------------
                                                                                                                21,467,036
                                                                                                            --------------
    Long Life Gold Mines 41.5%
    Ashanti Goldfields Co., Ltd., Sponsored GDR, 144A .........             South Africa           684,106       6,670,034
    Barrick Gold Corp. ........................................                   Canada         1,282,249      24,843,574
    Compania de Minas Buenaventura, SA, 144A ..................                     Peru           100,592         590,014
    Compania de Minas Buenaventura, SA, Sponsored ADR, 144A ...                     Peru           426,993       5,070,542
    Driefontein Consolidated, Ltd., Sponsored ADR  ............             South Africa           580,000       3,878,750
    Free State Consolidated Gold Mines, Ltd., ADR  ............             South Africa           433,401       2,112,830
  a Harmony Gold Mining Co., Ltd. .............................             South Africa           273,000         884,479
    Kloof Gold Mining Co., Ltd., Sponsored ADR  ...............             South Africa           142,503         480,948
  a Lihir Gold, Ltd. ..........................................                Australia         1,049,600       1,309,392
    Newmont Gold Co. ..........................................            United States           255,000       7,426,875
    Newmont Mining Corp. ......................................            United States           826,370      23,551,545
    Placer Dome, Inc.  ........................................                   Canada           938,820      12,087,308
    Southvaal Holdings, Ltd. ..................................             South Africa           144,400       2,719,287
  a TVX Gold, Inc.  ...........................................                   Canada           997,000       3,095,614
    Vaal Reefs Exploration & Mining Co., Ltd., ADR  ...........             South Africa         1,175,000       5,562,920
  a Western Areas Gold Mining Co., Ltd.  ......................             South Africa           357,979       2,116,632
  a Western Areas Gold Mining Co., Ltd., ADR ..................             South Africa            23,523         139,084
    Western Deep Levels, Ltd. .................................             South Africa            63,000       1,398,157
    Western Deep Levels, Ltd., ADR ............................             South Africa             5,000         111,875
                                                                                                            --------------
                                                                                                               104,049,860
                                                                                                            --------------
    Medium Life Gold Mines 12.7%
  a Acacia Resources, Ltd.  ...................................                Australia         4,122,000       5,509,562
    Battle Mountain Canada, Inc. ..............................                   Canada           583,600       3,367,501
  a Campbell Resources, Inc., warrants  .......................                   Canada           722,000          33,862
  a Canyon Resources Corp. ....................................            United States           678,000         762,750
  a Canyon Resources Corp., warrants ..........................            United States          339,000               --
    East Rand Gold and Uranium Co., Ltd., ADR  ................             South Africa           197,500         273,952
    Great Central Mines, Ltd. .................................                Australia           658,375         906,625
  a Greenstone Resources, Ltd. ................................                   Canada           568,900       3,614,855
    Newcrest Mining, Ltd.  ....................................                Australia           865,050       1,096,951
  a Niugini Mining, Ltd.  .....................................                Australia           133,750         189,775
  a Niugini Mining, Ltd., Sponsored ADR  ......................                Australia           610,000         865,529
    Normandy Mining, Ltd. .....................................                Australia         3,784,865       4,436,301
    Plutonic Resources, Ltd.  .................................                Australia         1,874,100       6,037,611
    Sons of Gwalia, Ltd. ......................................                Australia         1,575,500       4,697,666
                                                                                                            --------------
                                                                                                                31,792,940
                                                                                                            --------------
    Common Stocks and Warrants (cont.)
    Mining Finance Companies 14.1%
    Anglo American Corp. of South Africa, Ltd., ADR ...........             South Africa            65,000     $ 2,876,250
    De Beers Centenary, AG, ADR  ..............................             South Africa           559,200      12,127,650
    Euro-Nevada Mining Corp. ..................................                   Canada           604,200       9,712,025
    Franco-Nevada Mining Corp., Ltd. ..........................                   Canada           483,200      10,621,604
                                                                                                            --------------
                                                                                                                35,337,529
                                                                                                            --------------
    Platinum 7.7%
    Anglo American Platinum Corp., ADR ........................             South Africa           840,138      11,483,090
    Impala Platinum Holdings, Ltd., ADR  ......................             South Africa           267,800       2,548,679
  a Stillwater Mining Co., 144A  ..............................            United States           266,700       5,200,650
                                                                                                            --------------
                                                                                                                19,232,419
                                                                                                            --------------
    Diamond & Gold Exploration 1.3%
  a Aber Resources, Ltd. ......................................                   Canada           247,000       2,629,916
  a Equinox Resources, NL .....................................                Australia         2,759,100         312,051
  a Helix Resources, NL .......................................                Australia         1,590,000         479,539
                                                                                                            --------------
                                                                                                                 3,421,506
                                                                                                            --------------
    Total Common Stocks and Warrants (Cost $252,361,923).......                                                215,301,290
                                                                                                            ==============


                                                                                                 PRINCIPAL
                                                                                                  AMOUNT*

    Convertible Bonds 1.0%
    Dayton Mining Corp., cvt. sub. deb., 144A, 7.00%, 4/01/02 .                   Canada       $ 2,700,000       1,782,000
    Randgold & Exploration Co., Ltd., cvt. sub. notes, 144A, 7.00%, 9/30/01    South Africa        785,000         412,125
    William Resources, Inc., cvt. sub. deb., 8.00%, 1/23/02 ...                   Canada       700,000 CAD         168,298
    Total Convertible Bonds (Cost $4,009,089) .................                                                  2,362,423
                                                                                                            --------------
    Total Long-Term Investments (Cost $256,371,012) ...........                                                217,663,713
                                                                                                            --------------
  b Repurchase Agreement 13.3%
    Joint Repurchase Agreement, 5.578%, 2/02/98, (Maturity Value $33,413,388)
     (Cost $33,397,864) .......................................                                 33,397,864      33,397,864
      BancAmerica Robertson Stephens (Maturity Value $2,606,542)
      Barclays Capital Group, Inc. (Maturity Value $2,606,542)
      Bear, Stearns & Co., Inc. (Maturity Value $1,563,925)
      BT Alex Brown, Inc. (Maturity Value $2,606,542)
      Chase Securities, Inc. (Maturity Value $521,308)
      CIBC Wood Gundy Securities Corp. (Maturity Value $2,606,542)
      Deutsche Morgan Grenfell/C.J. Lawrence, Inc. (Maturity Value $2,606,542)
      Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $2,606,542)
      Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $2,606,541)
      Greenwich Capital Markets, Inc. (Maturity Value $2,606,541)
      Lehman Gov't. Securities (Maturity Value $2,656,198)
      Paribas Corp. (Maturity Value $2,606,541)
      SBC Warburg Dillon Read, Inc. (Maturity Value $2,606,541)
      UBS Securities, L.L.C. (Maturity Value $2,606,541)
       Collateralized by U.S. Treasury Bills & Notes
    Total Investments (Cost $289,768,876) 100.2% ..............                                               $251,061,577
    Other Assets, less Liabilities (.2)% ......................                                                  (526,047)
                                                                                                            --------------
    Net Assets 100.0% .........................................                                               $250,535,530
                                                                                                            ==============

    CURRENCY ABBREVIATIONS:
    CAD - Canadian dollar

* Securities traded in U.S. dollars unless otherwise indicated.
a Non-income producing.
b See Note 1(c) regarding joint repurchase agreement.

FRANKLIN GOLD FUND
Financial Statements


Statement of Assets and Liabilities
January 31, 1998 (unaudited)

Assets:
 Investments in securities, at value (cost $256,371,012) ..................................  $217,663,713
 Repurchase agreements, at value and cost .................................................    33,397,864
 Cash .....................................................................................        14,749
 Receivables:
  Investment securities sold ..............................................................        76,696
  Capital shares sold .....................................................................     1,706,160
  Dividends and interest ..................................................................       166,777
                                                                                            -------------
  Total assets ............................................................................   253,025,959
                                                                                            -------------
Liabilities:
 Payables:
  Investment securities purchased .........................................................       155,516
  Capital shares redeemed .................................................................     1,293,261
  Affiliates ..............................................................................       357,911
  Shareholders ............................................................................       339,944
 Other liabilities ........................................................................       343,797
                                                                                            -------------
  Total liabilities .......................................................................     2,490,429
                                                                                            -------------
   Net assets, at value ...................................................................  $250,535,530
                                                                                            =============
Net assets consist of:
 Accumulated distributions in excess of net investment income .............................    $ (120,104)
 Net unrealized depreciation ..............................................................   (38,707,486)
 Accumulated net realized loss ............................................................   (30,662,324)
 Capital shares ...........................................................................   320,025,444
                                                                                            -------------
Net assets, at value ......................................................................  $250,535,530
                                                                                            =============
Class I:
 Net asset value per share ($228,346,035 O 25,600,729 shares outstanding)* ................         $8.92
                                                                                            =============
 Maximum offering price per share ($8.92 O 95.5%)..........................................         $9.34
                                                                                            =============
Class II:
 Net asset value per share ($18,645,296 O 2,100,647 shares outstanding)* ..................         $8.88
                                                                                            =============
 Maximum offering price per share ($8.88 O 99%) ...........................................         $8.97
                                                                                            =============
Advisor class:
 Net asset value and maximum offering price per share
 ($3,544,199 O 397,220 shares outstanding) ................................................         $8.92
                                                                                            =============




*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                                            See notes to financial statements.



FRANKLIN GOLD FUND
Financial Statements (continued)

Statement of Operations
for the six months ended January 31, 1998 (unaudited)

Investment income:
(net of foreign taxes of $80,064)
 Dividends....................................................................   $ 1,762,872
 Interest.....................................................................       740,569
                                                                                ------------
Total investment income.......................................................                 $2,503,441
Expenses:
 Management fees (Note 3).....................................................       730,460
 Distribution fees (Note 3)
  Class I.....................................................................       262,275
  Class II....................................................................        97,806
 Transfer agent fees (Note 3).................................................       379,478
 Custodian fees...............................................................        46,643
 Reports to shareholders......................................................       115,402
 Registration and filing fees.................................................        31,225
 Professional fees............................................................        18,008
 Directors' fees and expenses.................................................         9,093
 Other........................................................................        12,029
                                                                                ------------
Total expenses................................................................                  1,702,419
                                                                                             ------------
 Net investment income........................................................                    801,022
                                                                                             ------------
Realized and unrealized losses:
 Net realized loss from:
  Investments.................................................................  (21,624,916)
  Foreign currency transactions...............................................      (53,997)
                                                                                ------------
Net realized loss.............................................................                (21,678,913)
                                                                                             ------------
 Net unrealized depreciation on:
  Investments.................................................................  (44,525,478)
  Translation of assets and liabilities denominated in foreign currencies.....         (174)
                                                                                ------------
Net unrealized depreciation...................................................                (44,525,652)
                                                                                             ------------
 Net realized and unrealized loss.............................................                (66,204,565)
                                                                                             ============
 Net decrease in net assets resulting from operations.........................               $(65,403,543)
                                                                                             ============

                                            See notes to financial statements.



FRANKLIN GOLD FUND
Financial Statements (continued)



Statements of Changes in Net Assets
for the six months ended January 31, 1998 (unaudited) and the year ended July 31, 1997

                                                                              Six Months Ended   Year Ended
                                                                              January 31, 1998  July 31, 1997
Increase (decrease) in net assets:
 Operations:

  Net investment income......................................................      $ 801,022  $ 1,827,886
  Net realized loss from investments and foreign
 currency transactions.......................................................   (21,678,913)   (8,975,698)
  Net unrealized depreciation on investments and
 translation of assets and liabilities
   denominated in foreign currencies.........................................   (44,525,652)  (52,315,743)
                                                                              ----------------------------
   Net decrease in net assets resulting from operations......................   (65,403,543)  (59,463,555)
 Distributions to shareholders from:
  Net investment income:
   Class I...................................................................      (934,646)   (2,234,184)
   Class II..................................................................             --      (21,024)
   Advisor Class.............................................................        (9,305)      (14,937)
  In excess of net investment income:
   Class I...................................................................      (105,391)           --
   Advisor Class.............................................................       (14,731)           --
  Net realized gains:
   Class I...................................................................             --  (20,163,382)
   Class II..................................................................             --     (911,251)
                                                                              ----------------------------
 Total distributions to shareholders.........................................    (1,064,073)  (23,344,778)
 Capital share transactions (Note 2)
  Class I....................................................................    (2,906,271)    5,704,541
  Class II...................................................................      3,015,302   12,219,430
  Advisor Class..............................................................      1,355,336    3,414,037
                                                                              ----------------------------
 Total capital share transactions............................................      1,464,367   21,338,008
Net decrease in net assets...................................................   (65,003,249)  (61,470,325)
Net assets:
 Beginning of period.........................................................    315,538,779  377,009,104
                                                                              ----------------------------
 End of period...............................................................   $250,535,530 $315,538,779
                                                                              ============================
Undistributed net investment income (accumulated
 distributions in excess of net investment  income)
 included in net assets:
  End of period..............................................................    $ (120,104)    $ 142,947
                                                                              ============================


                                            See notes to financial statements.

FRANKLIN GOLD FUND
Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Gold Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks capital appreciation. The following summarizes the Fund's significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. Foreign Currency Translation:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement:

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At January 31, 1998, all outstanding repurchase agreements held by the Fund had been entered into on January 30, 1998.

d. Income Taxes:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

The Fund offers three classes of shares: Class I, Class II and Advisor Class. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At January 31, 1998, there were 100 million shares authorized ($0.10 par value), of which 45 million shares each were designated as Class I and Class II, and 10 million shares were designated as Advisor Class. Transactions in the Fund's shares were as follows:


                                                                SIX MONTHS                YEAR ENDED
                                                           ENDED JANUARY 31, 1998       JULY 31, 1997
                                                       ---------------------------------------------------
                                                            SHARES      AMOUNT       SHARES      AMOUNT
                                                       ---------------------------------------------------
Class I Shares:
Shares sold ...........................................  22,272,460 $212,209,131   37,310,473 $487,562,871
Shares issued in reinvestment of distributions ........     105,415      863,013    1,410,265  18,492,485
Shares redeemed ....................................... (22,263,067)(215,978,415) (38,082,550)(500,350,815)
                                                       ---------------------------------------------------
Net increase (decrease) ...............................     114,808 $ (2,906,271)     638,188 $ 5,704,541
                                                       ===================================================
Class II Shares:.......................................
Shares sold ...........................................     992,868  $ 9,593,287    1,412,506 $ 18,343,389
Shares issued in reinvestment of distributions ........          --           --       56,807     744,729
Shares redeemed .......................................    (719,304)  (6,577,985)    (530,783) (6,868,688)
                                                       ---------------------------------------------------
Net increase ..........................................     273,564  $ 3,015,302      938,530 $ 12,219,430
                                                       ===================================================

2. CAPITAL STOCK (cont.)
                                                                SIX MONTHS               PERIOD ENDED
                                                           ENDED JANUARY 31, 1998       JULY 31, 1997*
                                                       ---------------------------------------------------
                                                            SHARES      AMOUNT       SHARES      AMOUNT
                                                       ---------------------------------------------------
Advisor Class Shares:
Shares sold ...........................................   1,999,848 $ 19,796,916      429,697 $ 5,074,980
Shares issued in reinvestment of distributions ........       1,444       11,813        1,042      12,789
Shares redeemed .......................................  (1,884,955) (18,453,393)    (149,856) (1,673,732)
                                                       ---------------------------------------------------
Net increase ..........................................     116,337  $ 1,355,336      280,883 $ 3,414,037
                                                       ===================================================


*Effective date of Advisor Class shares was January 2, 1997.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Fund are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, principal underwriter, administrative manager and transfer agent, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       Annualized
        Fee Rate  Month-End Net Assets
         0.625%   First $100 million
         0.50%    Over $100 million, up to and including $250 million
         0.45%    Over $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% and 1.00% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of Fund shares, and received contingent deferred sales charges for the period of $39,328 and $12,112, respectively.


4. INCOME TAXES

At July 31, 1997, the Fund had tax basis capital losses of $6,513,315 which may be carried over to offset future capital gains. Such losses expire in 2005. At July 31, 1997, the Fund has deferred capital losses occurring subsequent to October 31, 1996 of $2,470,096. For tax purposes, such losses will be reflected in the year ending July 31, 1998.


4. INCOME TAXES (cont.)

At January 31, 1998, the net unrealized depreciation based on the cost of investments for income tax purposes of $256,371,012 was as follows:

        Unrealized appreciation           $34,763,505
        Unrealized depreciation           (73,470,804)
        Net unrealized depreciation      $(38,707,299)

Net investment income and net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.



5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended January 31, 1998 aggregated $6,809,927 and $13,800,673, respectively.




Franklin Gold Fund Semi-Annual Report January 31, 1998.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the Geographic Distribution of the Franklin Gold Fund based on Total Net Assets as of 1/31/98.

Canada            31.0%
South Africa      22.3%
United States     17.3%
Australia         11.4%
Other              4.9%
Cash & Short-Term
Securities        13.1%

GRAPHIC MATERIAL (2)

This chart shows in bar format the Industry Breakdown of Franklin Gold Fund based on total Net Assets as of 1/31/98.

Long-Life Gold Mines          41.5%
Mining Finance Companies      14.1%
Medium-Life Gold Mines        12.7%
Gold & Diversified Resources   8.6%
Platinum                       7.7%
Diamond & Gold Exploration     1.3%
Short-Term Obligations &
Other Net Assets              14.1%